FOUNTAINHEAD SPECIAL VALUE FUND




-------------------------------------------------------------------------------

                                February 14, 1998






                         King Investment Advisors, Inc.
                         c/o Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46206

               For Information, Shareholder Services and Requests:
                                 (800) 868-9535


         Fountainhead Special Value Fund ("Fund") is a mutual fund whose investment objective is to provide long term capital growth. The Fund's Advisor, King Investment Advisors, Inc., seeks to achieve the objective by investing primarily in a broad range of equity securities believed by the Advisor to be selling at attractive prices relative to their intrinsic value.

     The Fund is "no-load," which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.

     This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") dated February 14, 1998, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS PAGE
SUMMARY OF FUND EXPENSES.......................................................3
   Shareholder Transaction Expenses............................................3
   Annual Fund Operating Expenses..............................................3
FINANCIAL HIGHLIGHTS...........................................................4
THE FUND.......................................................................5
INVESTMENT OBJECTIVE AND STRATEGIES............................................5
HOW TO INVEST IN THE FUND......................................................6
   Initial Purchase............................................................6
      By Mail..................................................................6
      By Wire..................................................................6
   Additional Investments......................................................7
   Tax Sheltered Retirement Plans..............................................7
   Other Purchase Information..................................................7
HOW TO REDEEM SHARES...........................................................8
   By Mail.....................................................................8
   By Telephone................................................................8
   Additional Information......................................................9
SHARE PRICE CALCULATION........................................................9
DIVIDENDS AND DISTRIBUTIONS...................................................10
TAXES 10
OPERATION OF THE FUND.........................................................11
INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS....................12
   Equity Securities..........................................................12
   Fixed Income Securities....................................................13
   Investment Techniques......................................................13
   General....................................................................14
GENERAL INFORMATION...........................................................14
   Fundamental Policies.......................................................14
   Portfolio Turnover.........................................................14
   Shareholder Rights.........................................................15
PERFORMANCE INFORMATION.......................................................15

                            SUMMARY OF FUND EXPENSES
     The expense information provided below is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

     Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases.............................................NONE
Sales Load Imposed on Reinvested Dividends..................................NONE
Deferred Sales Load.........................................................NONE
Redemption Fees.............................................................NONE
Exchange Fees...............................................................NONE

Annual Fund Operating Expenses (as a percentage of average net assets)*
Management Fees (after fee waiver)........................................ 1.25%
12b-1 Charges...............................................................NONE
Other Expenses (after reimbursement).......................................0.00%
Total Fund Operating Expenses (after reimbursement)........................1.25%
*  Expense information has been restated to reflect current fees.

The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example
     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

         1 Year           3 Years           5 Years          10 Years
------------------------------------------------------------------------
         $13               $40               $69              $151

                              FINANCIAL HIGHLIGHTS
     The following condensed supplementary financial information for the period December 31, 1996 (commencement of operations) through October 31, 1997, is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.


                         Fountainhead Special Value Fund
              Financial Highlights for the period December 31, 1996
                          (Commencement of Operations)
                               to October 31, 1997
Selected Per Share Data

Net asset value,
   beginning of period...............................................     $10.00
--------------------------------------------------------------------------------
Income from investment
   Operations
   Net investment income............................................      (0.02)
   Net realized and
   unrealized gain (loss)............................................       3.37
--------------------------------------------------------------------------------
Total from investment operations.....................................       3.35
Less Distributions
   From net interest income..........................................          -
--------------------------------------------------------------------------------
Net asset value,
   end of period.....................................................     $13.35

Total Return....................................................      40.09% (a)

Ratios and Supplemental Data
Net assets, end of period (000)......................................     $2,629
Ratio of expenses to  average net assets........................       0.97% (a)
Ratio of expenses to  average net assets
  before reimbursement..........................................       8.25% (a)
Ratio of net investment income to
  average net assets............................................     (0.16)% (a)
Ratio of net investment income to average
  net assets before reimbursement...............................     (7.45)% (a)
Portfolio turnover rate.........................................     130.63% (a)
Average commissions paid............................................      0.0637
 (a) Annualized

                                    THE FUND
     Fountainhead Special Value Fund ("Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust ("Trust"), on October 20, 1995, and commenced operations on December 31, 1996. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment advisor to the Fund is King Investment Advisors, Inc. ("Advisor").



                       INVESTMENT OBJECTIVE AND STRATEGIES
     The investment objective of the Fund is to provide long term capital growth. The Fund seeks to achieve the objective by investing primarily in a broad range of equity securities which the Advisor believes to be selling at attractive prices relative to their intrinsic value. It is anticipated that an emphasis will be placed on domestic small-cap and mid-cap equity securities (those with a market capitalization between $50 million and $5 billion).

     The Advisor is a bottom-up value manager selecting securities based on a method the Advisor calls the "Business Valuation Approach". This highly-disciplined "Approach" seeks to identify attractive investment opportunities using a broad definition of value, uncovering securities often overlooked by other investors. The Advisor believes value can be found in different types of securities at different points in the economic cycle. The Advisor's buy criteria consist of three elements. The Advisor will buy a stock trading at a discount to: 1) its private market value (based on its projected level of cash flows, balance sheet characteristics, future earnings, and payments made for similar companies in mergers and acquisitions), 2) its five-year projected earnings growth rate (unlike many typical value managers who buy only low P/E or price/book stocks), or 3) its seven-year historical valuation based on its price/earnings, price/book, price/cash flow, or price/sales ratios. While it is anticipated that the Fund will diversify its investments across a range of industries/sectors, certain industries are likely to be overweighed compared to others because the Advisor seeks the best investment values regardless of industry. The Advisor retains the flexibility to invest in securities of various market capitalizations.

     The Advisor generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and common stock equivalents (such as securities convertible into common stocks) regardless of the movement of stock prices. However, the Fund may invest in preferred stocks, bonds, corporate debt and U.S. government obligations when the Advisor believes that these securities offer opportunities to further the Fund's investment objective. While the Fund ordinarily will invest in common stocks of U.S. companies, it may invest in foreign companies through the purchase of American Depository Receipts.

     For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments (including money market funds) or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of a money market fund, the shareholders of the Fund will be subject to duplicative management fees.

     As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that the Advisor has no prior experience in managing investment companies and that the Fund has no operating history. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.



                            HOW TO INVEST IN THE FUND
     Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $5,000 ($2,000 for IRAs) and minimum subsequent investments of $1,000. For corporate retirement plans, however, there is no minimum for separate employee accounts. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemptions. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Initial Purchase
     By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to Fountainhead Special Value Fund, and sent the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.



  U.S. Mail:                                     Overnight:
  Fountainhead Special Value Fund                Fountainhead Special Value Fund
  c/o Unified Fund Services, Inc.                c/o Unified Fund Services, Inc.
  P.O. Box 6110                                  431 N. Pennsylvania Street
  Indianapolis, IN 46206-6110                    Indianapolis, IN 46206


     Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 800-868-9535 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

                  Star Bank, N.A. Cinti/Trust
                  ABA #0420-0001-3
                  Attn:  Fountainhead Special Value Fund
                  D.D.A. #483885570
                  Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

     You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments
     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to Fountainhead Special Value Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans
     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information


     Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES
     All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

      U.S. Mail:                                 Overnight:
      Fountainhead Special Value Fund            Fountainhead Special Value Fund
      c/o Unified Fund Services, Inc.            c/o Unified Fund Services, Inc.
      P.O. Box 6110                              431 N. Pennsylvania Street
      Indianapolis, IN 46206-6110                Indianapolis, IN 46206

     "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (800) 868-9535. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 868-9535. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.



                             SHARE PRICE CALCULATION
     The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS
     The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.



                                      TAXES
     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 ("Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

     The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

     On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.



                              OPERATION OF THE FUND
     The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

     The Fund retains King Investment Advisors, Inc. (formerly Jenswold, King & Associates, Inc.), Two Post Oak Central, 1980 Post Oak Blvd., Suite 2400, Houston, Texas 77056-3898 ("Advisor") to manage the Fund's investments. The Advisor is a Houston-based independent investment advisor that provides value-oriented equity and balanced management for both taxable and tax-exempt clients and currently manages approximately $825 million in assets. The Advisor is a Texas corporation controlled by Roger E. King, the Chairman, President and majority shareholder of the Advisor. Mr. King is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. King co-founded the firm in 1981 and has served as its president since 1986 and as its chairman since 1993. The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 1.43% of its average daily net assets. The Advisor has agreed to waive management fees and reimburse expenses to limit total net operating expenses for the Fund to not more than 1.25% of its average daily net assets for at least the next year (through 1998).

     The Fund retains AmeriPrime Financial Services, Inc. ("Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Advisor will reimburse the
Administrator for organizational expenses advanced by the Administrator. The Fund retains Unified Fund Services, Inc.; 431 N. Pensylvania Street;

Indianapolis, IN 46204 ("Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 ("Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Advisor.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.



           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS
     This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

Equity Securities
     Equity securities consist of common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures, rights and warrants) and investment companies which invest primarily in the above. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Fund will not invest more that 5% of its net assets at the time of purchase in either rights or warrants. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

     The Fund may invest in foreign equity securities through the purchase of American Depository Receipts (ADRs). ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

Fixed Income Securities
     The Fund may invest in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade, and will not purchase debt securities rated below Bby S&P or Moody's (or unrated securities determined by the Advisor to be of inferior quality to securities so rated).

     U.S. Government Obligations - U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Investment Techniques
     The Fund may invest up to 5% of its net assets in repurchase agreements fully collateralized by U.S. Government obligations, as well as reverse repurchase agreements. The Fund may engage in short sales, but the percentage of the Fund's net assets that may be used as collateral or segregated for short sales is limited to 5%.

     When Issued Securities and Forward Commitments - The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Advisor deems it appropriate to do so.

     Loans of Portfolio Securities - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 102% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

General
     The Fund may invest in mortgage related securities, invest in foreign securities other than ADR's, and may buy and write put and call options and futures on stock indices, provided the Fund's investment in each does not exceed 5% of its net assets. The Fund may also invest in Rule 144A Securities. Rule 144A Securities are securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Fund's limitation that it will not invest more than 5% of its net assets in illiquid securities (those which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price). Under the supervision of the Board of Trustees, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

                               GENERAL INFORMATION
     Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

     Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Advisor believes that changes in its price or underlying value, or general economic or market conditions, warrant such action. The Fund's portfolio turnover rate may exceed 100%. To the extent it does, the brokerage commissions incurred by the Fund will generally be higher than those incurred by a fund with a lower portfolio turnover rate. The Fund's higher turnover rate may result in the realization, for federal tax purposes, of more net capital gains, and any distributions derived from such gains may be ordinary income.

     Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.



                             PERFORMANCE INFORMATION
     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

     The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund per-formance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) Mid Cap Index, the Russell Mid Cap Index, or the S&P 500 Index.

     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

     The Advisor has been managing equity accounts since 1982. The performance of the accounts with investment objectives, policies and strategies similar to those of the Fund appears below. The data is provided to illustrate past performance of the Advisor in managing such accounts, as compared to the Russell Mid Cap Index. Roger E. King is responsible for the performance of the accounts and is also responsible for the investment management of the Fund. As of December 31, 1997, the assets in those accounts totaled approximately $189 million.

     The performance of the accounts managed by the Advisor should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code. The results for different periods may vary. For the year ended December 31, 1997, the total return of the Fund was 36.65%, and the total return of the equity accounts was 37.77%.

Chart
     * The Advisor's total returns by year were as follows: 1982 40.67%, 1983 22.95%, 1984 12.43%, 1985 28.60%, 1986 13.82%, 1987 -6.61%, 1988 29.14%, 1989
25.20%,  1990 -1.04%,  1991 36.86%,  1992

11.40%, 1993 6.50%, 1994 -8.35%, 1995 55.00%, 1996 12.49%, 1997 36.52%. The King
Investment Advisors, Inc. performance is the time-weighted, dollar-weighted average total return associated with a composite of equity income accounts managed by Roger E. King, having objectives similar to the Fund, and is unaudited. The composite does not include accounts with less than $1,000,000 in assets or accounts under the Advisor's management for less than one quarter, because the nature of those accounts make them inappropriate for purposes of comparison. Performance figures of the accounts are net of management fees and all expenses of the accounts, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains.

     The Russell Mid Cap Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The Russell Mid Cap Index reflects the total return of securities comprising the Index with market capitalizations ranging from $1 billion to $6 billion, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the Russell Mid Cap Index do not reflect deduction of transaction costs or expenses, including management fees.

    Investment Advisor                     Administrator
    King Investment Advisors, Inc.         AmeriPrime Financial Services, Inc.
    1980 Post Oak Blvd., Suite 2400        1793 Kingswood Drive, Suite 200
    Houston, Texas  77056-3898             Southlake, Texas  76092


    Custodian                              Distributor
    Bank, N.A.                             AmeriPrime Financial Securities, Inc.
    425 Walnut Street, M.L. 6118           1793 Kingswood Drive, Suite 200
    Cincinnati, Ohio  45202                Southlake, Texas  76092

    Transfer Agent (all purchase and       Auditors
    redemption requests)                   McCurdy & Associates CPA's, Inc.
    Unified Fund Services, Inc.            27955 Clemens Road
    P.O. Box 6110                          Westlake, Ohio  44145
    Indianapolis, IN 46206-6110

     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.